Exhibit 10.1
FOURTH AMENDMENT TO
AMENDED AND RESTATED LOAN AGREEMENT
     This FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the “Amendment”), dated as of November 9, 2006, is entered into by and among Horizon Vessels, Inc., a Delaware corporation, Horizon Offshore, Inc., a Delaware corporation, and Horizon Offshore Contractors, Inc., a Delaware corporation (referred to, jointly and severally, as the “Borrower”) and General Electric Capital Corporation, a Delaware corporation, successor-in-interest to SouthTrust Bank (the “Bank”). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement (as hereinafter defined).
     WHEREAS, the Borrower and the Bank are parties to that certain Amended and Restated Loan Agreement dated as of June 29, 2001 (as amended by that certain First Amendment to Amended and Restated Loan Agreement dated November 4, 2004, that certain Second Amendment to Amended and Restated Loan Agreement dated March 31, 2005 and that certain Third Amendment to Amended and Restated Loan Agreement dated June 29, 2006, the “Loan Agreement”), wherein Borrower obtained a single advance term loan in the original principal amount of $6,000,000 and a single advance term loan in the amount of $1,680,000;
     WHEREAS, Borrower has requested that the Bank amend the Loan Agreement in accordance with the terms and conditions described herein; and
     WHEREAS, the Bank has agreed to do so, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Loan Agreement Amendment. Annex I to the Loan Agreement is hereby amended by amending and restating the definition of “Restricted Payments” as follows:
“Restricted Payment” means: (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of Borrower’s Stock; (b) any payment or distribution made in respect of any subordinated Indebtedness of Borrower in violation of any subordination or other agreement made in favor of Bank (provided that conversion or exchange of subordinated indebtedness into or for Stock of Horizon Offshore is expressly permitted); (c) any payment on account of the purchase, redemption, defeasance or other retirement of Borrower’s Stock or any other payment or distribution made in respect thereof, either directly or indirectly; or (d) any payment, loan, contribution, or other transfer of funds or other property to any holder of Stock of such Person which is not expressly and specifically permitted in the Loan Agreement; provided, that no payment to Bank shall constitute a Restricted Payment.
     2. Note Amendments. (a) Notwithstanding anything to the contrary contained in the real estate promissory note dated June 29, 2001 and executed by Borrower in favor of Lender

(the “June 2001 Note”) in the original principal amount of $6,000,000, as amended and extended by the Third Amendment to Amended and Restated Loan Agreement dated June 29, 2006 (the “Third Amendment”), the June 2001 Note shall be due and payable in sixty (60) monthly installments of principal, each in the amount of $66,937.15, plus all accrued unpaid interest on the outstanding principal balance commencing on July 30, 2006 and continuing thereafter on the last calendar day of each and every calendar month with the final installment of all outstanding principal, plus accrued and unpaid interest being due and payable on June 29, 2011. All other terms of the June 2001 Note as amended and extended by the Third Amendment remain unchanged and in full force and effect.
(b) Notwithstanding anything to the contrary contained in the real estate promissory note dated August 31, 2001 (the “August 2001 Note”) in the original principal amount of $1,680,000, as amended and extended by the Third Amendment to Amended and Restated Loan Agreement dated June 29, 2006 (the “Third Amendment”), the August 2001 Note shall be due and payable in sixty (60) monthly installments of principal, each in the amount of $19,566.01, plus all accrued unpaid interest on the outstanding principal balance commencing on July 30, 2006 and continuing thereafter on the last calendar day of each and every calendar month with the final installment of all outstanding principal, plus accrued and unpaid interest being due and payable on June 29, 2011. All other terms of the August 2001 Note as amended and extended by the Third Amendment remain unchanged and in full force and effect.
     3. Consent. Borrower agrees and acknowledges that the Loan Agreement and each of the Loan Documents shall continue in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of the Bank created by or contained in the Loan Agreement, nor is Borrower released from any covenant, warranty or obligation created by or contained therein as a result of this Amendment.
     4. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that (a) this Amendment has been duly executed and delivered on behalf of Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against Borrower in accordance with its terms, (c) the representations and warranties contained in the Loan Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof except as heretofore otherwise disclosed in writing to the Bank (other than those of such representations and warranties which by their express terms speak to a date on or before the date hereof), (d) no Default exists under the Loan Agreement or any of the Loan Documents and (e) the execution, delivery and performance of this Amendment has been duly authorized by Borrower. Borrower will, upon request by the Bank, provide satisfactory evidence of these representations and warranties.
     5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be construed as an original and which may be delivered in original or facsimile form, but all of which together shall constitute one and the same instrument.
     6. Conditions to Effectiveness. This Amendment shall be effective upon due execution of this Amendment by all parties hereto and delivery of signed copies to the Bank.

     7. Choice of Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT EXECUTED BY THE PARTIES UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF ANY BANK OTHERWISE PREEMPT TEXAS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.
     8. Entire Agreement. THIS AMENDMENT AND THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of page intentionally left blank. Signatures on following page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:

HORIZON VESSELS, INC., a Delaware
corporation

By:	/s/ Ronald Mogel

Name:	Ronald Mogel

Title:	Vice President & Treasurer

HORIZON OFFSHORE, INC., a
Delaware corporation

By:	/s/ Ronald Mogel

Name:	Ronald Mogel

Title:	Vice President, Treasurer & CFO

HORIZON OFFSHORE
CONTRACTORS, INC., a Delaware
corporation

By:	/s/ Ronald Mogel

Name:	Ronald Mogel

Title:	Vice President, Treasurer & CFO

BANK:

GENERAL ELECTRIC CAPITAL
CORPORATION, a Delaware corporation,
successor-in-interest to South Trust Bank

By:	/s/ W. Jerome McDermott

Name:	W. Jerome McDermott

Title:

4